UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 17, 2021

Winnebago Industries, Inc.
(Exact Name of Registrant as Specified in its Charter)

Iowa			001-06403	42-0802678
(State or Other Jurisdiction of Incorporation)			(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 152	Forest City	Iowa		50436
(Address of Principal Executive Offices)				(Zip Code)

Registrant's telephone number, including area code   641-585-3535
 ______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	WGO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 17, 2021, the Company announced the appointment of Kevin E. Bryant and Jacqueline D. Woods to its Board effective March 17, 2021.

Mr. Bryant is Executive Vice President and Chief Operating Officer for Evergy (NYSE: EVRG), an American investor-owned utility. He held several leadership positions within Evergy including Executive Vice President and Chief Financial Officer at Great Plains Energy when it merged with Westar Energy, creating Evergy. Mr. Bryant also held roles at THQ, Inc., UBS, and Hallmark Cards, Inc.

Mr. Bryant will be a Class II director and will serve on the Audit and Finance Committees.

Ms. Woods is Chief Marketing and Communications Officer of NielsenIQ, an Advent International portfolio company. Prior to joining NielsenIQ, Ms. Woods was the Chief Marketing Officer of IBM Global Business Partners at IBM and held senior executive roles at Oracle Corporation, General Electric Company, Ameritech Corporation and GTE Corporation.

Ms. Woods will be a Class I director and will serve on the Nominating and Governance and Human Resources Committees.

Mr. Bryant and Ms. Woods will be compensated in accordance with the registrant’s standard compensation policies and practices for the Board, the components of which were disclosed in the registrant’s Proxy Statement for its 2020 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on November 2, 2020, in the section titled “Director Compensation”.

There are no transactions or relationships between the registrant either Mr. Bryant or Ms. Woods that are reportable under Item 404(a) of Regulation S-K.

Both Mr. Bryant and Ms. Woods are expected to stand for election to the Board at the 2021 annual shareholders meeting.

Item 7.01 Regulation FD Disclosure.

On March 17, 2021, the Company issued a news releases announcing the appointment of Mr. Bryant and Ms. Woods to the Board as described above under Item 5.02. A copy of the news release is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Winnebago Industries, Inc. dated March 18, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINNEBAGO INDUSTRIES, INC.

Date:	March 18, 2021	By:	/s/ Stacy L. Bogart
		Name:	Stacy L. Bogart
		Title:	Senior Vice President, General Counsel, Secretary and Corporate Responsibility